Focused on Energy Delivery, Positioned to Execute Introduction to CenterPoint Energy Fixed Income Investors March 2017 A Fortune 500 company Exhibit 99.1

Cautionary Statement This presentation and the oral statements made in connection herewith contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs, and rate base or customer growth) and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our review of our ownership interest in Enable Midstream Partners, LP (“Enable Midstream”), our acquisition of the retail energy services business of Continuum and Atmos Energy Marketing, including statements about future financial performance, margin, number of customers, throughput and operating income and growth, guidance, including earnings and dividend growth, future financing plans and expectation for liquidity and capital resources and expenditures, interest rates and expense, credit ratings, among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and Internal Revenue Service decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable Midstream’s performance and ability to pay distributions, and other factors described in CenterPoint Energy, Inc.’s Form 10-K for the period ended December 31, 2016 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings” and in other filings with the Securities and Exchange Commission (“SEC”)by CenterPoint Energy, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof. Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), including presentation of net income and diluted earnings per share, CenterPoint Energy also provides guidance based on adjusted net income and adjusted diluted earnings per share, which are non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a Company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure.  CenterPoint Energy’s adjusted net income and adjusted diluted earnings per share calculation excludes from net income and diluted earnings per share, respectively, the impact of ZENS and related securities, mark-to-market gains or losses resulting from the company’s Energy Services business and adjustments for impairment charges. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking adjusted net income and adjusted diluted earnings per share because changes in the value of ZENS and related securities, mark-to-market gains or losses resulting from the company’s Energy Services business and impairment charges are not estimable.  Management evaluates the Company’s financial performance in part based on adjusted net income and adjusted diluted earnings per share. We believe that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. CenterPoint Energy’s adjusted net income and adjusted diluted earnings per share non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, net income and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies.

Agenda Overview CNP Credit Thesis Review of Operating Companies Houston Electric CERC Corp. Liquidity and Capital Resources Additional Resources Capital Expenditure Plans Reference Materials

CenterPoint Energy, Inc. (NYSE: CNP)

Regulated Electric and Natural Gas Utility Serving more than 5.8 Million Customers


CenterPoint Energy Services
Natural Gas Distribution
Electric Transmission & Distribution
No Presence

Electric Transmission & Distribution:

- Electric utility operations with ~2.4 million metered customers across ~5,000 square miles in and around Houston, Texas
- 19th largest U.S. investor-owned electric utility by customer base [1]
- 86,828,902 MWh delivered in 2016

Natural Gas Distribution:

- Regulated gas distribution jurisdictions in six states with ~3.4 million customers
- 6th largest U.S. gas distribution company by customer base [1]
- Delivered 411 BCF of natural gas in 2016

Energy Services:

- Non-regulated competitive natural gas supply and related energy services serving ~33,000 commercial and industrial customers across 33 states
- Delivered 777 BCF of natural gas in 2016

[1] As of Dec. 31, 2015 per EEI and AGA

investors.centerpointenergy.com 4

CenterPoint Energy’s Value Proposition Expect to continue delivering long-term value… Targeting upper end of 4-6% year-over-year earnings growth range for 2018 Strong credit metrics for current ratings As a result of strong fundamentals… Strong operating cash flow and balance sheet Capital investment in transmission and distribution assets is expected to enable growth Capital recovery mechanisms at electric and natural gas utilities help reduce regulatory lag Lack of generation assets reduces the environmental risks generally associated with a fully integrated utility Low commodity prices and the competitive retail electric market help keep customer bills low Enable Midstream’s financial performance and balance sheet expected to translate into value for CenterPoint Energy’s cash flow and earnings

Operating Energy Delivery Businesses that Provide Superior Performance for our Key Stakeholders Our Vision: Lead the nation in delivering energy, service and value We are a premier U.S. energy delivery company Delivering energy is CenterPoint Energy’s core business Delivering service and value applies to all stakeholders Our Strategy: Operate, Serve, Grow Ensure safe, reliable, efficient and environmentally responsible energy delivery businesses Utilize new and innovative technology to enhance performance Add value to energy delivery through superior customer service, new technology and innovation Provide leadership in the communities we serve Develop a diverse and capable employee base Invest in core energy delivery businesses Actively govern Enable Midstream investment

Midstream Investment Ownership Review Update Criteria for Consideration of a Sale or Spin – sustainable value for our long-term shareholders Comparable earnings per share and dividends Improve visibility of future earnings Seek to maintain current credit ratings Ongoing Activities Evaluating OGE’s ROFO offer for sale option Continuing discussions with third parties for sale option Working to understand tax characteristics and market implications of a spin, including understanding tax leakage

CenterPoint Energy Credit Thesis Strong Credit Metrics and Balance Sheet Commitment to strong credit metrics Target 18-20% Adjusted FFO/Total Debt Metrics strong for current credit ratings Target Baa1 (Moody’s)/A- (S&P) for CNP and CERC, A3/A- for CEHE Commitment to maintaining a strong balance sheet Modest incremental financing in 2017 Operating companies finance their capital needs Conservative interest rate risk profile Limited refinancing risk expected (1) Excludes transition and system restoration bonds (2) Commercial Paper as of February 10, 2017

CenterPoint Energy Credit Metrics/Ratings

CenterPoint Energy

Adjusted FFO to Total Debt[1]


35%
30%
25%
20%
15%
10%
5%
0%
23% 23% 24%
29% 25% 25%
27% 30% 31%
CNP Consolidated
CEHE
CERC
2014 2015 2016

Debt to Total Capitalization[2]


100%
80%
60%
40%
20%
0%
54% 55% 56%
46% 52% 47%
38% 34% 36%
CNP Consolidated
CEHE
CERC
2014 2015 2016

Credit Ratings (Moody's/S&P/Fitch)

	CNP	CEHE	CERC
Corporate/Issuer	Baa1/A-/BBB	A3/A-/BBB+	Baa2/A-/BBB
Senior Debt Securities[3]	Baa1/BBB+/BBB	A1/A/A	Baa2/A-/BBB
Short term/Commercial Paper	P-2/A-2/F2	N/A	P-2/A-2/F2

[1] Total debt excludes transition and system restoration bonds
[2] Credit facility covenant calculation, excludes transition and system restoration bonds and adjusts ZENS and non-cash impairments
[3] CNP and CERC senior unsecured; CEHE senior secured general mortgage bonds
Note: Refer to slides 22-27 for Adjusted FFO/Total Debt calculation and slide 2 for information on non-GAAP measures

investors.centerpointenergy.com 9

Houston Electric Electric Transmission and Distribution - Overview ~2.4 million metered customers; ~5,000 square miles in and around Houston, Texas Consistent residential customer growth of ~2% Nov. 2016 average residential electric price in TX: $0.111/kwh (1) Has consistently earned at or near its 10% authorized ROE Transmission and distribution capital recovery mechanisms that reduce regulatory lag (1) U.S. Energy Information Administration; average price for all sectors was $0.086 2016 Electric Transmission and Distribution Operating Income ($, millions) Total: $628 million

Houston Electric
Growth and Risk Profile

Houston Electric produces growing, predictable and stable earnings and cash flows

- Robust utility service territory
- Consistent residential customer growth of ~2%
- 100% of earnings from regulated operations, excluding equity return primarily related to true-up proceeds

Lower business risk compared to vertically integrated electric utilities

- No commodity exposure
- Poles and wires assets; no generation assets which reduces business, environmental and regulatory risks
- No provider of last resort risk
- Limited counterparty risk: direct customers are ~65 Retail Electric Providers (REPs)
- Defaults by REPs are capitalized and collected in future rates

Constructive regulatory environment provides timely capital recovery

- Capital eligible for recovery through annual or semi-annual mechanisms (DCRF and TCOS)
- Has consistently earned at or near authorized ROE
- Authorization to securitize system restoration costs above $100 million

Strong Credit Ratings (Moody's/S&P/Fitch):

Senior Secured	A1/A/A
Short Term/Commercial Paper	Not Applicable

Strong and stable credit metrics:

Adjusted FFO to Total Debt[1]



40%
30%
20%
10%
0%
29%
25%
25%
2014
2015
2016

Debt to Total Capitalization[2]



60%
40%
20%
0%
46%
52%
47%
2014
2015
2016

[1] Total debt excludes transition and system restoration bonds
[2] Credit facility covenant calculation, excludes transition and system restoration bonds
Note: Refer to slides 22-27 for Adjusted FFO/Total Debt calculation and slide 2 for information on non-GAAP measures

investors.centerpointenergy.com 11

CERC Corp. – Overview
Natural Gas Distribution

CenterPoint Energy

- Six state footprint with vibrant metropolitan areas of Houston and Minneapolis
- ~3.4 million customers
- ~1% annual customer growth since 2010
- Earning near allowed returns; aggregate allowed ROE: 9.81%
- Capital recovery mechanisms that reduce regulatory lag

2016 Natural Gas Distribution Operating Income *($, millions)*
Total: $303 million



$31
10%
$29
10%
$100
33%
$143
47%

~80% of 2016 Natural Gas Distribution Operating Income from Texas and Minnesota Operations

- Texas
- Minnesota
- Arkansas
- Louisiana, Mississippi, Oklahoma

investors.centerpointenergy.com 12

CERC Corp. – Overview Energy Services Outlook Competitive natural gas supply and related energy services Non-regulated operations complementary to natural gas utilities ~33,000 commercial and industrial customers across 33 states 2017 Outlook Energy Services projected to contribute $45 – $55 million in operating income Acquisition of Continuum’s retail energy services business expected to be accretive to earnings Recent AEM acquisition expected to be modestly accretive to earnings Customer count does not include natural gas customers that are under residential and small commercial choice programs invoiced by their host utility.

CERC Corp.
Credit Metrics and Ratings

CERC produces growing and stable earnings and cash flows

- Robust utility service territory
- Consistent utility customer growth of ~1%
- ~60% of CERC Adjusted FFO from utility operations[1]
- Enable Midstream's financial performance and balance sheet expected to translate into value for CERC's cash flow and earnings

Geographic, regulatory diversity lowers business risk

- Regulated utilities located in six states provide geographic and regulatory diversity
- Weather-normalization, revenue decoupling, infrastructure capital cost recovery riders and cost-of-service adjustment riders contribute to cash flow stability
- Energy Services maintains low Value-at-Risk
- CERC maintains conservative capital structure – 36% Debt to Total Capitalization[2] at year-end 2016

Constructive regulatory environment provides timely capital recovery

- Capital eligible for recovery through recovery mechanisms and rate case activity
- Earning near allowed returns

Strong Credit Ratings (Moody's/S&P/Fitch):

Senior Unsecured	Baa2/A-/BBB
Short Term/Commercial Paper	P-2/A-2/F2

Strong and stable credit metrics:



Adjusted FFO to Total Debt
40%
30%
20%
10%
0%
27%
30%
31%
2014
2015
2016



Debt to Total Capitalization(2)
60%
40%
20%
0%
38%
34%
36%
2014
2015
2016

[1] Refer to slide 26 for CERC Adjusted FFO calculation
[2] Credit facility covenant calculation
Note: Refer to slides 22-27 for Adjusted FFO/Total Debt calculation and slide 2 for information on non-GAAP measures

investors.centerpointenergy.com
14

2016 Adjusted FFO / Total Debt – 24% (1) Equity / Total Capital – 36% (1) Interest expense savings of $14 million with over $600 million of 6% plus debt retired in 2016 (1) 2017 Planned capital investment of approximately $1.5 billion Net incremental borrowings anticipated of $200 - $500 million; dependent on factors including bonus depreciation, capital investment plans and working capital Equity issuance not anticipated Earnings growth improves earnings retention Guidance EPS growth of 8% to 15% projected to reduce the 2017 dividend payout ratio to be in the range of 80% to 86% (from $1.07 / $1.33 to $1.07 / $1.25) Liquidity and Capital Resources (1) Excludes transition and system restoration bonds Note: Refer to slides 22-27 for Adjusted FFO/Total Debt calculation and slide 2 for information on non-GAAP measures

CenterPoint Energy Financing Entities and Liquidity



Money Pool
CenterPoint Energy, Inc.
$1.6 Billion
Money Pool
64% of total capacity
CenterPoint Energy
Houston Electric, LLC
$300 Million
12% of total capacity
CenterPoint Energy
Resources Corp.
$600 Million
24% of total capacity

Total contracted liquidity of $2.5 billion

- Senior unsecured revolving credit facilities contracted through March 2021, with two 1-year extension options available
- Backstops $2.2 billion commercial paper program at CNP and CERC and letters of credit
- Internal money pool allows subsidiaries to borrow from parent

Available liquidity as of February 10, 2017: $970 million

investors.centerpointenergy.com 16

CenterPoint Energy Summary
Growing Utilities with Favorable Rate Environment Limit Business Risk

CenterPoint Energy

Strong utility service territories

- 2% customer growth at CEHE and 1% customer growth at CERC over last several years
- Geographic, economic and seasonal diversity

Constructive regulatory environment

- Favorable mechanisms reduce the dependency on general rate cases for recovery
  - Infrastructure capital cost recovery in TX
  - Formula Rate Plan in AR
  - Cost of service adjustment in LA, MS and OK
  - Gas margin stabilization (decoupling and weather normalization)
- Utilities are earning near allowed return

Relatively low business risk and strong cash flow

- Limited utility commodity exposure
- CEHE: no generation exposure and no provider of last resort risk(1)
- Track record of operating safely, effectively and efficiently
- Stable and certain cash flow, ~80% of Adjusted FFO(2) from utilities
- Midstream investment provides an additional source of cash

(1) Provider of last resort is the Retail Electric Provider (REP) that becomes a customer's provider if its original provider exits the market for any reason
(2) Refer to slides 22-27 for Adjusted FFO/Total Debt calculation and slide 2 for information on non-GAAP measures

investors.centerpointenergy.com 17

Additional Resources

2016A 2017E 2018E 2019E 2020E 2021E Transmission 48% 50% 45% 47% 40% 31% Distribution 49% 46% 50% 49% 56% 64% Electric Transmission and Distribution Capital Investment Outlook $4.1 Billion 2017 – 2021 Capital Plan (1) Includes AFUDC (2) Capital expenditures related to the Brazos Valley Connection include $72 million in 2016 and an estimated $192 million and $39 million in 2017 and 2018, respectively (2) (2) (2) (1)

Capital Recovery Method 2016A 2017E 2018E 2019E 2020E 2021E Annual Mechanisms 27% 57% 63% 57% 63% 63% Rate Cases 73% 43% 37% 43% 37% 37% Natural Gas Distribution Capital Investment Outlook $2.7 Billion 2017 – 2021 Capital Plan (1) Includes AFUDC (1)

Additional Reference Materials Investor Relations Contact Information – 713-207-6500 Carla Kneipp – Treasurer and VP, carla.kneipp@centerpointenergy.com Dave Mordy – IR Director; david.mordy@centerpointenergy.com Olivia Webb – IR Manager; olivia.webb@centerpointenergy.com Brandi Summersill – IR Coordinator; brandi.summersill@centerpointenergy.com Category Reference Material Link Financial Information Quarterly Results http://investors.centerpointenergy.com/results.cfm Debt & Maturity Schedules Regulatory Information State Commission Website Access Points http://investors.centerpointenergy.com/regulatory-info.cfm Electric Transmission and Distribution Natural Gas Distribution Industry Associations Edison Electric Institute (EEI) www.eei.org American Gas Association (AGA) www.aga.org

CenterPoint Energy Consolidated Adjusted Funds From Operations (FFO) ($ in millions) Year Ended December 31, 2016 Year Ended December 31, 2015 Year Ended December 31, 2014 Amounts included in Cash Flows from Operating Activities: Net income (loss) $ 432 $ (692) $ 611 Depreciation and amortization 1,126 970 1,013 Amortization of deferred financing costs 26 27 28 Deferred income taxes 213 (413) 280 Unrealized loss (gain) on marketable securities (326) 93 (163) Loss (gain) on indexed debt securities 413 (74) 86 Write-down of natural gas inventory 1 4 8 Equity in (earnings) losses of unconsolidated affiliates, net of distributions (208) 1,779 (2) Pension contributions (9) (66) (97) Funds from Operations $ 1,668 $ 1,628 $ 1,764 Amounts included in Cash Flows from Investing Activities: Distributions from unconsolidated affiliates in excess of cumulative earnings 297 148 0 Less: Amounts associated with Transition and System Restoration Bond Companies (456) (368) (444) Adjusted Funds From Operations (FFO) $ 1,509 $ 1,408 $ 1,320 This slide includes adjusted funds from operations (“FFO”) which is net cash provided by operating activities: Excluding (I) changes in other assets and liabilities, (II) other, net and (III) amounts related to transition and system restoration bonds, as applicable; and Including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable Note: Refer to slide 2 for information on non-GAAP measures

CenterPoint Energy Consolidated Ratio of Adjusted FFO/Total Debt Excluding Transition and System Restoration Bonds

CenterPoint Energy

($ in millions)	December 31, 2016	December 31, 2015	December 31, 2014
Short-term Debt:			
Short-term borrowings	$ 35	$ 40	$ 53
Current portion of transition and system restoration bonds*	411	391	372
Indexed debt (ZENS)**	114	145	142
Current portion of other long-term debt	500	328	271
Long-term Debt:			
Transition and system restoration bonds, net*	1,867	2,276	2,665
Other, net	5,665	5,590	5,304
Total Debt, net	$ 8,592	$ 8,770	$ 8,807
Less: Transition and system restoration bonds (including current portion)*	(2,278)	(2,667)	(3,037)
Total Debt, excluding transition and system restoration bonds	**$ 6,314**	**$ 6,103**	**$ 5,770**
Adjusted FFO/Total Debt, excluding transition and system restoration bonds	**23.9%**	**23.1%**	**22.9%**

* The transition and system restoration bonds are serviced with dedicated revenue streams, and the bonds are non-recourse to CenterPoint Energy and CenterPoint Energy Houston Electric.

** The debt component reflected on the financial statements was $114 million, $145 million, and $142 million as of December 31, 2016, December 31, 2015, and December 31, 2014, respectively. The principal amount on which 2% interest is paid was $828 million on each of December 31, 2016, December 31, 2015 and December 31, 2014. The contingent principal amount was $514 million, $705 million and $751 million as of December 31, 2016, December 31, 2015, and December 31, 2014, respectively. At maturity or upon redemption, holders of ZENS will receive cash at the higher of the contingent principal amount or the value of the reference shares of Time Warner Inc., Time Inc. and Charter Communications, Inc.

This slide includes adjusted funds from operations ("FFO") which is net cash provided by operating activities:

- Excluding (I) changes in other assets and liabilities, (II) other, net and (III) amounts related to transition and system restoration bonds, as applicable; and
- Including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable

Note: Refer to slide 2 for information on non-GAAP measures

investors.centerpointenergy.com
23

Houston Electric Adjusted Funds From Operations (FFO) ($ in millions) Year Ended December 31, 2016 Year Ended December 31, 2015 Year Ended December 31, 2014 Amounts included in Cash Flows from Operating Activities: Net income $ 276 $ 261 $ 252 Depreciation and amortization 838 705 768 Amortization of deferred financing costs 14 15 16 Deferred income taxes (34) 18 (24) Funds From Operations $ 1,094 $ 999 $ 1,012 Less: Amounts associated with Transition and System Restoration Bond Companies (456) (368) (444) Adjusted Funds From Operations (FFO) $ 638 $ 631 $ 568 This slide includes adjusted funds from operations (“FFO”) which is net cash provided by operating activities: Excluding (I) changes in other assets and liabilities, (II) other, net and (III) amounts related to transition and system restoration bonds, as applicable; and Including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable Note: Refer to slide 2 for information on non-GAAP measures

Houston Electric Ratio of Adjusted FFO/Total Debt Excluding Transition and System Restoration Bonds

CenterPoint Energy

($ in millions)	December 31, 2016	December 31, 2015	December 31, 2014
Short-term Debt:			
Current portion of transition and system restoration bonds*	$ 411	$ 391	$ 372
Notes payable – affiliated companies	0	312	0
Long-term Debt:			
Transition and system restoration bonds, net*	1,867	2,276	2,665
Other, net	2,587	2,192	1,990
Total Debt	$ 4,865	$ 5,171	$ 5,027
Less: Transition and system restoration bonds (including current portion)*	(2,278)	(2,667)	(3,037)
Total Debt, excluding transition and system restoration bonds	**$ 2,587**	**$ 2,504**	**$ 1,990**
Adjusted FFO/Total Debt, excluding transition and system restoration bonds	**24.7%**	**25.2%**	**28.5%**

* The transition and system restoration bonds are serviced with dedicated revenue streams, and the bonds are non-recourse to CenterPoint Energy and CenterPoint Energy Houston Electric.

This slide includes adjusted funds from operations ("FFO") which is net cash provided by operating activities:

- Excluding (I) changes in other assets and liabilities, (II) other, net and (III) amounts related to transition and system restoration bonds, as applicable; and
- Including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable

Note: Refer to slide 2 for information on non-GAAP measures

investors.centerpointenergy.com

25

CERC Corp. Adjusted Funds From Operations (FFO) ($ in millions) Year Ended December 31, 2016 Year Ended December 31, 2015 Year Ended December 31, 2014 Amounts included in Cash Flows from Operating Activities: Net income (loss) $ 245 $ (912) $ 323 Depreciation and amortization 249 227 206 Amortization of deferred financing costs 9 9 9 Deferred income taxes 156 (542) 178 Write-down of natural gas inventory 1 4 8 Equity in (earnings) losses of unconsolidated affiliates, net of distributions (208) 1,779 (2) Funds from Operations $ 452 $ 565 $ 722 Amounts included in Cash Flows from Investing Activities: Distributions from unconsolidated affiliates in excess of cumulative earnings 297 148 0 Adjusted Funds From Operations (FFO) $ 749 $ 713 $ 722 This slide includes adjusted funds from operations (“FFO”) which is net cash provided by operating activities: Excluding (I) changes in other assets and liabilities, (II) other, net and (III) amounts related to transition and system restoration bonds, as applicable; and Including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable Note: Refer to slide 2 for information on non-GAAP measures

CERC Corp. Ratio of Adjusted FFO/Total Debt ($ in millions) December 31, 2016 December 31, 2015 December 31, 2014 Short-term Debt: Short-term borrowings $ 35 $ 40 $ 53 Current portion of other long-term debt 250 325 0 Notes payable – affiliated companies 0 0 188 Long-term Debt: Long-Term Debt, net 2,125 2,016 2,455 Total Debt $ 2,410 $ 2,381 $ 2,696 Adjusted FFO/Total Debt 31.1% 29.9% 26.8% This slide includes adjusted funds from operations (“FFO”) which is net cash provided by operating activities: Excluding (I) changes in other assets and liabilities, (II) other, net and (III) amounts related to transition and system restoration bonds, as applicable; and Including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable Note: Refer to slide 2 for information on non-GAAP measures